TIAA-CREF MUTUAL FUNDS
SUPPLEMENT NO. 3
dated April 6, 2007
to the May 1, 2006 Prospectus

April 6, 2007

Dear TIAA-CREF Mutual Funds Shareholder:

We are pleased to inform you that at a special meeting on April 3, 2007, shareholders of the following TIAA-CREF Mutual Funds (the “Retail Funds”) approved the merger of their Funds into corresponding Funds of another TIAA-CREF Fund family, the TIAA-CREF Institutional Mutual Funds (the “TIAA-CREF Funds”).

This Retail Fund	will merge into	This TIAA-CREF Fund

International Equity Fund	è	Institutional International Equity Fund

Growth Equity Fund	è	Institutional Large-Cap Growth Fund

Growth & Income Fund	è	Institutional Growth & Income Fund

Equity Index Fund	è	Institutional Equity Index Fund

Social Choice Equity Fund	è	Institutional Social Choice Equity Fund

Managed Allocation Fund	è	Institutional Managed Allocation Fund II

Bond Plus Fund	è	Institutional Bond Plus Fund II

Short-Term Bond Fund	è	Institutional Short-Term Bond Fund II

High-Yield Bond Fund	è	Institutional High-Yield Fund II

Tax-Exempt Bond Fund	è	Institutional Tax-Exempt Bond Fund II

Money Market Fund	è	Institutional Money Market Fund

The purpose of merging the Funds is to create a single, streamlined TIAA-CREF Fund family designed to help meet shareholders’ investment needs while keeping overall Fund expenses competitive with those of other low-cost providers. The effective date of the merger is expected to be April 20, 2007. After 4:00 p.m. (ET) on that date, any transactions you initiate in your former Retail Fund(s) will occur in the corresponding TIAA-CREF Fund(s).

What happens next?
You do not need to take any action; the Fund mergers will occur automatically. In each case, the corresponding TIAA-CREF Fund will acquire the assets and assume the liabilities of the Retail Fund. You will receive shares of the corresponding TIAA-CREF Fund(s) with a value equal to the value of your Retail Fund shares.

In addition, you will continue to enjoy the same account features and benefits that you had before the merger. These include account setup items such as bank information, as well as any telephone and checkwriting privileges (Money Market Fund only). Your new checks, if applicable, will arrive shortly after the merger, and your current checks will remain valid until that time. Once you receive your new checks, please destroy the old ones.

(over, please)

Within the next few weeks, you can expect to receive a confirmation statement that shows the following merger-related transactions in your account:

  Dividend/capital gain distribution. On April 18, 2007, a dividend payment for each Retail Fund, and, where applicable, a capital gain, are scheduled to be distributed to shareholders of record as of April 17, 2007. These distributions will be considered taxable, unless you hold the Retail Fund in an account that is tax deferred or tax exempt, such as an IRA. Of course, you should consult your personal tax advisor about the potential impact of these distributions on your specific tax situation.

  Exchange of fund shares. The merger will be implemented through an exchange of shares of each Retail Fund that you own for shares of the corresponding TIAA-CREF Fund. The total dollar value of your shares will not be affected by this exchange. (However, the NAV per share and number of shares you own will change.) Exchanges of fund shares are considered nontaxable events, but again, you should consult your tax advisor for more information.

In addition to appearing on the confirmation statement described above, the dividend/capital gain payment(s) and exchange of shares will also appear on your second-quarter account statement (for the three months ended June 30, 2007).

Until July 31, 2007, transaction orders placed for a Retail Fund after the merger will be effected in the corresponding TIAA-CREF Fund in which you now own shares. After that date, purchase and exchange orders in the Retail Funds may be rejected.

As always, we are committed to keeping you informed about your investments with TIAA-CREF. If you have any questions about the pending Fund mergers or would like additional information, please call 800 223-1200 Monday through Friday, 8:00 a.m.–10:00 p.m. (ET)

Thank you.

/s/ Scott C. Evans

Scott C. Evans
President and Chief Executive Officer
Teachers Advisors, Inc.

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing.

©2007 Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

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